Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Accounts

                                                                                 Master Trust
                                                  Collection       Reserve       Distribution
                                                    Account        Account         Accounts       Series 1996-1      Series 1996-2
- ----------------------------------------------------------------------------------------------------------------------------------

Beginning Account Balances                                0.00   1,230,576.18             0.00
Investment Earnings                                  21,928.23       5,774.89

Collection Account

Collections [4.3 a]                               5,066,019.36
Add: Servicer Advances [4.3 b]                    1,610,259.07
Add: Liquidation Proceeds from
  Servicer                                                0.00
Less: Collections to reimburse
  Servicer Advance                                        0.00

Less: Investment Earnings to
  Newcourt [4.2 e]                                  (21,928.23)     (5,774.89)

- ----------------------------------------------------------------------------------------------------------------------------------

Available Amount                                 (6,676,278.43)  6,676,278.43


Payments on Payment Date

   (A) Unreimbursed Servicer
         Advances [4.3d i]                       (1,543,920.92)                   1,543,920.92

   (B) Servicing Fee [4.3 d ii]                     (61,528.81)                      61,528.81

   (C) Amount owed to Hedging
        Counterparty [4.3 d iii]                          0.00                            0.00

   (D) Series Available Amount to each
         Series of Notes [4.3 d iv]                                               5,070,828.70      5,070,828.70      0.00

       (1) Class A Interest [4.3 d iv A]           (620,259.64)                                       620,259.64      0.00

       (2) Class B Interest [4.3 d iv B]            (30,887.46)                                        30,887.46      0.00

       (3) Class A Principal [4.3 d iv C]        (4,132,512.56)                                     4,132,512.56      0.00

       (4) Reserve Account [4.3 d iv D]              31,255.83     (31,255.83)                        (31,255.83)     0.00

       (5) Class C Interest [4.3 d iv E]            (37,122.38)                                        37,122.38      0.00

       (6) Class B Principal [4.3 d iv F]          (125,023.33)                                       125,023.33      0.00

       (7) Class C Principal [4.3 d iv G]          (125,023.33)                                       125,023.33      0.00

       (8) Class A Accelerated Principal
             Payment [4.3 d iv H]                        (0.00)                                             0.00      0.00

       (9) Class B Accelerated Principal
             Payment [4.3 d iv I)                        (0.00)                                             0.00      0.00

       (10)Pay to Hedging Counterparty
             [4.3 d iv J]                                 0.00                                              0.00      0.00

       (11)Class C Accelerated Principal
             Payment [4.3 d iv K]                        (0.00)                                             0.00      0.00

           Subtotal                                  31,255.83

Distributions to Noteholders                     (6,676,278.43)                   1,605,449.73      5,070,828.70      0.00

Ending Balance                                           (0.00)  1,199,320.35            (0.00)




Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Schedules

Class A Interest Schedule                                                                   Series 1996-1      Series 1996-2
- -------------------------                                                                   -------------      -------------
   Opening Class A Principal Balance                                                        109,618,786.94              0.00
   Class A Interest Rate                                                                             6.79%             0.00%
   30/360* Class A Interest Rate                                                                     0.57%             0.00%
   Current Class A Interest Distribution                                                        620,259.64              0.00
   Prior Class A Interest Arrearage                                                                   0.00              0.00

   Class A Interest Due                                                                         620,259.64              0.00

Class A Principal Schedule                                                                  Series 1996-1      Series 1996-2
- --------------------------                                                                  -------------      -------------
    Opening Class A Principal Balance                                                       109,618,786.94              0.00
    Prior Months Series ADCB                                                                123,057,617.79              0.00
    Current Months Series ADCB                                                              119,932,034.53              0.00
                                                         Difference                           3,125,583.26              0.00
                                                         Class A Share                              92.00%             0.00%
                                                         Scheduled Principal Due              2,875,536.60              0.00

    Current Prepayments                                                                         713,873.58              0.00
    Current Defaults                                                                            543,102.38              0.00
                                                         Class A Total Due                    4,132,512.56              0.00

    Prior Class A Arrearage                                                                           0.00              0.00

    Class A Principal Due                                                                     4,132,512.56              0.00

    Class A Principal Distribution                                                            4,132,512.56              0.00

    Current Class A Arrearage                                                                         0.00              0.00

    Interim Class A Principal Balance after
       Current Distribution                                                                 105,486,274.38              0.00

    Accelerated Class A Distribution Amount                                                           0.00              0.00

    Ending Class A Principal Balance after
       Current Distribution                                                                 105,486,274.38              0.00

Class B Interest Schedule                                                                   Series 1996-1      Series 1996-2
- -------------------------                                                                   -------------      -------------
    Opening Class B Principal Balance                                                            4,922,305              0.00
    Class B Interest Rate                                                                            7.53%             0.00%
    30/360* Class B Interest Rate                                                                    0.63%             0.00%
    Current Class B Interest Distribution                                                        30,887.46              0.00
    Prior Class B Interest Arrearage                                                                  0.00              0.00

    Class B Interest Due                                                                         30,887.46              0.00

    Opening Class B Principal Balance                                                         4,922,304.56              0.00
    Prior Months Series ADCB                                                                123,057,617.79              0.00
    Current Months Series ADCB                                                              119,932,034.53              0.00
                                                                                            --------------              ----
                                                         Difference                           3,125,583.26              0.00
                                                         Class B Share                               4.00%             0.00%
                                                         Scheduled Principal Due                125,023.33              0.00

    Current Prepayments                                                                               0.00              0.00
    Current Defaults                                                                                  0.00              0.00

                                                         Class B Total Due                      125,023.33              0.00

    Prior Class B Arrearage                                                                           0.00              0.00

    Class B Principal Due                                                                       125,023.33              0.00

    Class B Principal Distribution                                                              125,023.33              0.00

    Current Class B Arrearage                                                                         0.00              0.00

    Interim Class B Principal Balance after
       Current Distribution                                                                   4,797,281.23              0.00

    Accelerated Class B Disribution Amount                                                            0.00              0.00

    Ending Class B Principal Balance after
        Current Distribution                                                                  4,797,281.23              0.00

Class C Interest Schedule
    Opening Class C Principal Balance                                                         4,922,304.56              0.00
    Class C Interest Rate                                                                            9.05%             0.00%
    30/360* Class C Interest Rate                                                                    0.75%             0.00%
    Current Class C Interest Distribution                                                        37,122.38              0.00
    Prior Class C Interest Arrearage                                                                  0.00              0.00
    Class C Default Rate                                                                            10.05%
    30/360* Class C Interest Default Rate                                                            0.84%
    Interest on Interest Arrearage                                                                    0.00

    Class C Interest Due                                                                         37,122.38              0.00

    Class C Interest Paid                                                                        37,122.38              0.00
    Class C Interest Arrearage                                                                        0.00              0.00

Class C Principal Schedule
    Opening Class C Principal Balance                                                         4,922,304.56              0.00
    Prior Months Series ADCB                                                                123,057,617.79              0.00
    Current Months Series ADCB                                                              119,932,034.53              0.00
                                                                                            --------------              ----
                                                         Difference                           3,125,583.26              0.00
                                                         Class C Share                               4.00%             0.00%
                                                         Scheduled Principal Due                125,023.33              0.00

    Prior Class C Arrearage                                                                           0.00              0.00

    Class C Principal Due                                                                       125,023.33              0.00

    Class C Principal Distribution                                                              125,023.33              0.00

    Current Class C Arrearage                                                                         0.00              0.00

    Interim Class C Principal Balance
       after Current Distribution                                                             4,797,281.23              0.00

    Accelerated Class C Distribution Amount                                                           0.00              0.00

    Ending Class C Principal Balance after
        Current Distribution                                                                  4,797,281.23              0.00



Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Schedules

Servicing Fee Schedule
    Contract Pool ADCB                                                                      123,057,617.79              0.00
    Servicing Rate                                                                                   0.60%             0.60%
    Monthly Servicing Rate                                                                           0.05%             0.05%
    Prior Servicing Fee Arrearage                                                                     0.00              0.00
    Current Servicer Fee                                                                         61,528.81              0.00
    Servicer Fee Due                                                                             61,528.81              0.00
    Current Servicing Fee Arrearage                                                                   0.00              0.00

Reserve Account Schedule                                                                     Series 1995-1     Series 1996-1
- ------------------------                                                                     -------------     -------------
    Prior Month Balance                                                                       1,230,576.18              0.00
    Series ADCB                                                                             119,932,034.53              0.00
    Required Balance (Series ADCB * 1.00%)                                                    1,199,320.35              0.00
    Deposit/(Release) from Reserve Account                                                     (31,255.83)              0.00
    Ending Reserve Account Balance                                                            1,199,320.35              0.00
                                                                                              ------------              ----



Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Restricting Events


Restricting Event Calculations

 (1) Event of Default under the Servicing Agreement (Yes/No)             no
     (a)    ADCB Delinquencies
            3 Month Rolling Avg. ADCB                           122,229,713

            Delinquency Ratio                                         0.62%

            Maximum Delinquency Ratio                                 2.00%

     (b)    Annualized ADCB Defaulted Contracts Ratio                 0.36%

            Maximum Default Ratio                                     1.00%

     (c)    Reserve plus APB Subordination                               no

     (d)    Reserving Event under any Indenture                          no


Portfolio Performance Tests

                                    1 month prior    2 months prior     3 months prior      4 months prior    5 months prior
                     Current          (yes/no)          (yes/no)           (yes/no)            (yes/no)          (yes/no)
    Event of Default   no                no                no                 no                  no                no


                                                          Monthly     Weighted
Delinquencies                Delinquencies    ADCB      Delinquency   Average
           0
              2 months prior    841,986     125,141,905    0.67%       0.23%
              1 month prior     740,468     122,329,074    0.61%       0.20%
              Current           708,654     119,218,161    0.59%       0.19%
                                                           -----       -----
                                                           0.62%       0.62%

                                Delinquency Ratio:               0.62%
                                Maximum Delinquency Ratio:       2.00%


                                                                Monthly
Charge-Offs                     Charge-Offs        ADCB        Defaults
           0
                  5 months prior          0               0      0.00%
                  4 months prior          0               0      0.00%
                  3 months prior     34,687     127,357,194      0.03%
                  2 months prior     50,037     125,141,905      0.04%
                  1 month prior       7,340     122,329,074      0.01%
                  Current            56,833     119,218,161      0.05%
                                    -------     -----------      -----
                                    148,897     494,046,334      0.02%

                  Average ADCB                                82,341,056
                  Annualized Maximum Charge-Off Ratio:             1.00%
                  1% of Average ADCB                             823,411
                  Sum of Charge-Offs* 2                          297,793
                  Annualized Charge-Off Ratio:                     0.36%


Enhancement Floor
           0
                  Enhancement Floor                            2,925,889

                  Amounts on deposit in the Reserve Account    1,199,320

                  ADCB less Agregate Principal Amount
                    of Class A Notes                          13,731,887
                                                              14,931,207


Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Certificate Schedules


Certificate Factors

                            Series 1996-1    Series 1996-2
    Class A
    Current A Balance         105,486,274                0
    Initial A Balance         119,656,814                0

    Certificate Factor:      0.8815734838                0


    Class B
    Current B Balance           4,797,281                0
    Initial B Balance           5,202,470                0

    Certificate Factor:      0.9221160775                0


    Class C
    Current C Balance           4,797,281                0
    Initial C Balance           5,202,470                0

    Certificate Factor:      0.9221160775                0



Delinquencies

                                                                  Monthly
                            Delinquencies             ADCB     Delinquencies
                            -------------             ----     -------------
    Current                   113,080,094      119,218,161          94.85%
    31-60 Days Past Due         5,429,413      119,218,161           4.55%
    61-90 Days Past Due           708,654      119,218,161           0.59%